Restructuring and other cost savings initiatives	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Restructuring and other cost savings initiatives
Restructuring and other cost savings initiatives
During the second half of 2014, we initiated a restructuring plan to invest in continuing innovation and the launch of our new pipeline molecules, while improving our cost structure. As part of the plan, we are closing our facilities in Washington state and Colorado and reducing the number of buildings we occupy at our headquarters in Thousand Oaks, California, as well as at other locations.
We estimate that we will incur $800 million to $900 million of pre-tax charges in connection with our restructuring plan, including: (i) separation and other headcount-related costs of $535 million to $585 million with respect to staff reductions, and (ii) asset-related charges of $265 million to $315 million consisting primarily of asset impairments, accelerated depreciation and other related costs resulting from the consolidation of our worldwide facilities. We incurred a total of $478 million of separation and other headcount-related costs and $194 million of net asset-related charges through December 31, 2015.
During the years ended December 31, 2015 and December 31, 2014, we incurred restructuring costs of $114 million and $558 million, respectively. We expect that we will incur most of the remaining estimated costs, as discussed above, in 2016 and 2017 in order to support our ongoing transformation and process improvement efforts.
The following table summarizes the charges recorded related to the restructuring plan by type of activity and the locations recognized within the Consolidated Statements of Income (in millions):

	During the year ended December 31, 2015
	Separation Costs	Asset Impairments/Disposals	Accelerated Depreciation	Other	Total
Cost of sales	$—	$—	$50	$2	$52
Research and development	—	—	36	28	64
Selling, general and administrative	—	—	14	42	56
Other	49	(111)	—	4	(58)
Total	$49	$(111)	$100	$76	$114

	During the year ended December 31, 2014
	Separation Costs	Asset Impairments	Accelerated Depreciation	Other	Total
Cost of sales	$—	$81	$23	$—	$104
Research and development	—	—	28	21	49
Selling, general and administrative	—	—	4	5	9
Other	377	6	—	13	396
Total	$377	$87	$55	$39	$558

We recognized asset impairment and accelerated depreciation charges in connection with our decision to exit Boulder and Longmont, Colorado, and Bothell and Seattle, Washington, and in connection with the consolidation of facilities in Thousand Oaks, California. The decision to close these manufacturing and R&D facilities was based principally on optimizing the utilization of our sites in the United States, which includes an expansion of our presence in the key U.S. biotechnology hubs of South San Francisco, California, and Cambridge, Massachusetts. During the year ended December 31, 2015, we recognized gains from the sale of assets related to these site closures.
The following table summarizes the expenses (excluding non-cash charges) and payments related to the restructuring plan (in millions):

	During the year ended December 31, 2015
	Separation Costs	Other	Total
Restructuring liabilities as of January 1, 2015	$221	$23	$244
Expense	52	80	132
Payments	(178)	(80)	(258)
Restructuring liabilities as of December 31, 2015	$95	$23	$118

	During the year ended December 31, 2014
	Separation Costs	Other	Total
Restructuring liabilities as of January 1, 2014	$—	$—	$—
Expense	353	32	385
Payments	(132)	(9)	(141)
Restructuring liabilities as of December 31, 2014	$221	$23	$244

Other cost savings initiatives
In addition to, and separate from, the restructuring plan above, we incurred other charges as part of our efforts to achieve cost efficiencies in our operations. During the year ended December 31, 2013, we recorded certain charges aggregating approximately $71 million, which are included in Other operating expenses in the Consolidated Statement of Income. The expenses were primarily severance-related.